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                                                                     EXHIBIT 4.1


      NUMBER                    [LOGO OMTOOL]                     SHARES
OMT                             -------------
                                 OMTOOL, LTD.
                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS


                         INCORPORATED UNDER THE LAWS          CUSIP 681974 10 1
                           OF THE STATE OF DELAWARE

                                 COMMON STOCK



This Certifies that






is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF
                                 OMTOOL, LTD.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Corporation, all as amended from time to time.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                              [SEAL OF OMTOOL, LTD.
/s/ Darioush Mardan                   1996             /s/ Robert L. Voelk
--------------------------          DELAWARE]          -------------------------
VICE PRESIDENT, FINANCE,                                      CHAIRMAN AND
CHIEF FINANCIAL OFFICER,                                CHIEF EXECUTIVE OFFICER
TREASURER AND SECRETARY

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                                 OMTOOL, LTD.

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- ........................Custodian..........................
   TEN ENT -- as tenants by the entireties                                       (Cust)                          (Minor)
   JT TEN  -- as joint tenants with                                    under Uniform Gifts to Minors
              right of survivorship and                                Act........................................................
              not as tenants in common                                                          (State)


                              Additional abbreviations may also be used though not in the above list.
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     For value received,_________________hereby sell, assign and transfer unto




PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_______________________________________Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated______________________________


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                                                        _________________________________________________________________________
                                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                        UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature Guaranteed:___________________________________________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                     APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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